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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MARCH 16, 2005

                                 PERRIGO COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

            MICHIGAN                       0-19725                38-2799573
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)


                               515 EASTERN AVENUE
                             ALLEGAN, MICHIGAN 49010
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (269) 673-8451

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

EMPLOYMENT AGREEMENTS

In connection with the execution of the Merger Agreement referred to in Item
2.01 below, Perrigo Company ("Perrigo") entered into Employment Agreements with certain executives of Agis Industries (1983) Ltd. ("Agis"), including Moshe Arkin and Refael Lebel. The Employment Agreements became effective on March 17, 2005, the closing date of the Merger (as defined in Item 2.01).

Pursuant to the terms of his employment agreement, Mr. Arkin will serve as Perrigo's Vice Chairman and be a member of Perrigo's executive committee. Mr. Arkin's primary duties will include the overall responsibility for long term strategic planning of Perrigo's and Agis' prescription and active pharmaceutical ingredients ("API") businesses, monitoring achievement of operational and financial results and developing growth and diversification strategies to achieve ongoing objectives. For each of the three years of the agreement's term, Mr. Arkin is entitled to a base salary of $400,000 and the opportunity to earn a target bonus of not less than $275,000. Mr. Arkin will be granted an initial option to purchase 50,000 Perrigo shares as part of Perrigo's October 2005 annual option grant, and his employment agreement contemplates him receiving additional annual option grants. Mr. Arkin also is entitled to all accrued payments due to him under his current employment agreement with Agis. In conjunction with his employment agreement, Mr. Arkin executed a noncompetition and nondisclosure agreement that restricts his ability to compete with Perrigo for the longer of the term of his agreement and a period of one year following termination of his employment. Mr. Arkin's employment agreement is attached as Appendix I to the Proxy Statement/Prospectus included in the Registration Statement referred to in Item 2.01 below and is incorporated by reference in
Exhibit 10.1 to this Form 8-K.

Pursuant to terms of Mr. Lebel's employment agreement, Mr. Lebel will serve as the President of Agis and be a member of Perrigo's executive committee. Mr. Lebel's primary duties will include the daily leadership and coordination of the overall operation of the following businesses: (i) pharmaceuticals outside North America, (ii) global API, (iii) R&D and regulatory matters in Israel and India,
(iv) pharmaceutical business development and (v) consumer products in Israel. For each of the three years of the agreement's term, Mr. Lebel is entitled to a base salary of $325,000 and the opportunity to earn a target bonus of not less than $200,000. Mr. Lebel will be granted an initial option to purchase 40,000 Perrigo shares as part of Perrigo's October 2005 annual option grant, and his employment agreement contemplates him receiving additional annual option grants. Mr. Lebel also is entitled to all accrued payments due to him under his current employment agreement with Agis. In conjunction with his employment agreement, Mr. Lebel executed a noncompetition and nondisclosure agreement that restricts his ability to compete with Perrigo for the longer of the term of his agreement and a period of one year following his termination. Mr. Lebel's employment agreement is filed as Exhibit 10.2 to this Form 8-K.

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CREDIT AGREEMENT, LETTER OF UNDERTAKING, GUARANTY AND PLEDGE AGREEMENT

See description in Item 2.03 below.


ITEM 2.01.   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 17, 2005, Perrigo issued a press release announcing that it had completed its merger with Agis (the "Merger"). The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Effective March 17, 2005, pursuant to the Agreement and Plan of Merger dated as of November 14, 2004 (the "Merger Agreement"), by and among Perrigo, Agis and Perrigo Israel Opportunities Ltd., an indirect wholly owned subsidiary of Perrigo ("Merger Sub"), Merger Sub was merged with and into Agis. Agis survived the Merger as an indirect wholly owned subsidiary of Perrigo.

Pursuant to the Merger Agreement, as a result of the Merger, each ordinary share of Agis that was outstanding at the effective time of the Merger (the "Effective Time"), other than shares held in treasury by Agis or owned by Perrigo or any wholly owned subsidiary of Agis or Perrigo, was converted into the right to receive (i) 0.8011 shares of common stock of Perrigo, and (ii) $14.93 in cash without interest. As a result, Perrigo issued an aggregate of 21,945,091 shares of its common stock and $408,988,013 in cash to the former Agis shareholders. In addition, each outstanding option to purchase Agis ordinary shares was assumed by Perrigo and converted at the Effective Time into an option to acquire Perrigo common stock, exercisable for that number of whole shares of Perrigo common stock equal to 1.6022 multiplied by the number of Agis ordinary shares subject to such option and the exercise price for each such option was proportionately reduced. No fractional shares of Perrigo common stock were issued as a result of the Merger.

In connection with the Merger and concurrently with the execution of the Merger Agreement, Perrigo entered into (i) Employment Agreements to become effective upon the closing of the Merger with each of Moshe Arkin, Sharon Kochan and Refael Lebel, (ii) a Registration Rights Agreement with Mr. Arkin, (iii) a Nominating Agreement with Mr. Arkin providing Mr. Arkin with the right to designate directors to the Board of Directors of Perrigo in the manner set forth therein at the time of the closing of the Merger, (iv) an Undertaking Agreement with Mr. Arkin, pursuant to which, among other things, Mr. Arkin has agreed to vote all Agis shares owned by him in favor of the Merger and (v) a Lock-Up Agreement with Mr. Arkin, pursuant to which Mr. Arkin has agreed to certain restrictions with respect to the sale or other disposition of Perrigo common stock received by him in the Merger.

The issuance of Perrigo common stock under the Merger Agreement as described above was registered under the Securities Act of 1933 pursuant to Perrigo's registration statement on Form S-4 (File No. 333-121574) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on February 14, 2005. The Proxy

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Statement/Prospectus included in the Registration Statement contains additional information about this transaction. A copy of the Merger Agreement is attached as Exhibit 2.1 to Perrigo's Current Report on Form 8-K filed with the SEC on November 18, 2004, and is incorporated herein by reference.

The amount of consideration in the Merger was determined as a result of negotiations between Perrigo and Agis. Agis is engaged in the development, manufacturing and marketing of pharmaceuticals, active pharmaceutical ingredients and diagnostic and consumer products.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Perrigo and certain of its subsidiaries entered into a Credit Agreement dated as of March 16, 2005 with JPMorgan Chase Bank, N.A., as administrative agent, Bank Leumi USA, as syndication agent, and Bank of America, N.A., Standard Federal Bank N.A. and National City Bank of the Midwest, as documentation agents. Under the terms of the Credit Agreement, the initial revolving loan commitment is $250,000,000 and the initial term loan commitment is $100,000,000, each subject to increase or decrease as specified in the Credit Agreement. The revolving loan may be made in U.S. Dollars or foreign currency, and the term loan will be made in U.S. Dollars. The applicable interest rate is determined based on the type of loan, as specified in the Credit Agreement. The obligations under the Credit Agreement are guarantied by certain subsidiaries of Perrigo, and Perrigo will guaranty obligations of foreign subsidiary borrowers. In some instances, the obligations may be secured by a pledge of 65% of the stock of foreign subsidiaries. The maturity date of the loans is March 16, 2010. Upon the occurrence of certain specified events of default, the principal amount of the loans may be declared due and payable, together with accrued interest.

On March 16, 2005, Perrigo Israel Holdings Ltd. ("Perrigo Israel"), an Israeli company, entered into a Letter of Undertaking (the "Letter of Undertaking") related to the provision of a loan in the sum of US$400,000,000 by Bank Hapoalim B.M. ("Hapoalim"). Perrigo Israel is a wholly owned subsidiary of Perrigo International, Inc. (the "Guarantor"), a Michigan corporation and a wholly owned subsidiary of Perrigo. The loan, which was made on March 17, 2005 (the "Loan Date"), has a ten-year term and the interest rate of the loan is 5.025% per annum. Interest is payable monthly, subject to adjustment in certain circumstances specified in the Letter of Undertaking. Perrigo may prepay the loan in whole or in part on the day following the first year of the loan and thereafter on any interest payment date. Hapoalim may demand the immediate repayment of all sums upon the occurrence of certain events specified in the Letter of Undertaking and, in addition, may demand prepayment of the loan in whole or in part upon 90-days written notice on the interest payment date that is 24 months after the Loan Date and every 12 months thereafter. Under the terms of the Letter of Undertaking, and a Guaranty provided by Guarantor dated March 16, 2005 (the "Guaranty"), as security for the loan, the Guarantor is required to deposit US$400,000,000 (the "Deposit") in an account at Hapoalim , which account is pledged to Hapoalim pursuant to the Cash Collateral Pledge Agreement dated as of March 16, 2005 (the "Pledge Agreement").

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The Credit Agreement, Letter of Undertaking, Pledge Agreement and Guaranty will be filed as exhibits to our next Quarterly Report on Form 10-Q.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financials Statements of Business Acquired.

         The financial statements of Agis as of September 30, 2004 and as of December 31, 2003 were previously included in the Registration Statement and are incorporated herein by reference.

(b)      Pro Forma Financial Information.

         The pro forma financial information previously included in the Registration Statement under the caption "Unaudited Condensed Combined Pro Forma Financial Statements" is incorporated herein by reference. To the extent that additional financial statements and registered independent accounting firms' reports are required to be filed by this item, they will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 calendar days after the date on which this Form 8-K is required to be filed.

(c)      Exhibits.

         Exhibit 2.1 Agreement and Plan of Merger dated as of November 14, 2004 among Perrigo Company, Perrigo Israel Opportunities, Ltd. and Agis Industries (1983) Ltd. (filed on November 18, 2004 as Exhibit 2.1 to the Current Report on Form 8-K of Perrigo Company and incorporated herein by reference).

         Exhibit 10.1 Employment Agreement, dated as of November 14, 2004, among Perrigo Company, Agis Industries (1983) Ltd. and Moshe Arkin (filed as Appendix I to the proxy/statement prospectus included in Perrigo's registration statement on Form S-4 (File No. 333-121574) filed with the Securities and Exchange Commission and declared effective on February 14, 2005 and incorporated herein by reference).

         Exhibit 10.2 Employment Agreement, dated as of November 14, 2004, among Perrigo Company, Agis Industries (1983) Ltd. and Refael Lebel.

         Exhibit 99.1 Press Release of Perrigo Company dated March 17, 2005 announcing the completion of Perrigo's Merger with Agis.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      PERRIGO COMPANY
                                      (Registrant)


Date: March 22, 2005                  By:  /s/  Todd W. Kingma
                                           -------------------------------------
                                             Todd W. Kingma
                                             Senior Vice President, Secretary
                                             and General Counsel





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                                  EXHIBIT INDEX


Exhibit
Number         Description
------         -----------------------------------------------------------------

Exhibit 2.1 Agreement and Plan of Merger dated as of November 14, 2004 among Perrigo Company, Perrigo Israel Opportunities, Ltd. and Agis Industries (1983) Ltd. (filed on November 18, 2004 as Exhibit 2.1 to the Current Report on Form 8-K of Perrigo Company and incorporated herein by reference).

Exhibit 10.1 Employment Agreement, dated as of November 14, 2004, among Perrigo Company, Agis Industries (1983) Ltd. and Moshe Arkin (filed as Appendix I to the proxy/statement prospectus included in Perrigo's registration statement on Form S-4 (File No. 333-121574) filed with the Securities and Exchange Commission and declared effective on February 14, 2005 and incorporated herein by reference).

Exhibit 10.2 Employment Agreement, dated as of November 14, 2004, among Perrigo Company, Agis Industries (1983) Ltd. and Refael Lebel.

Exhibit 99.1 Press Release of Perrigo Company dated March 17, 2005 announcing the completion of Perrigo's Merger with Agis.